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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
================================================================================

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  April 26, 2001

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                     1-13232                     84-1259577
----------------------------        ------------             ------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation or                 File Number)             Identification No.)
organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code               (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         Excerpts from the press release and additional comments and follow up for the earnings conference call of Apartment Investment and Management Company, dated April 26, 2001, attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number      Description

                  99.1 Press Release Excerpts and additional comments and follow up for the earnings conference call of Apartment Investment and Management Company, dated April 26, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: April 26, 2001

                                           APARTMENT INVESTMENT
                                           AND MANAGEMENT COMPANY

                                           By: /s/ Paul J. McAuliffe
                                               ---------------------
                                           Paul J. McAuliffe
                                           Executive Vice President--Capital
                                           Markets and Chief Financial Officer


                                           By: /s/ Thomas C. Novosel
                                               ---------------------
                                           Thomas C. Novosel
                                           Senior Vice President and Chief
                                           Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Press Release Excerpts and additional comments and follow up for the earnings conference call of Apartment Investment and
                  Management Company, dated April 26, 2001.